                                PLEDGE AGREEMENT


                  PLEDGE AGREEMENT, dated as of July 31, 1996 (as amended, modified or supplemented from time to time, the "Agreement"), made by each of the undersigned (each, a "Pledgor" and collectively, the "Pledgors"), in favor of BANKERS TRUST COMPANY, as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H :


                  WHEREAS, Transworld Home HealthCare, Inc. (the "Borrower"), various financial institutions from time to time party thereto (the "Banks"), and Bankers Trust Company, as Agent (the "Agent", and together with the Banks and the Pledgee, the "Bank Creditors"), have entered into a Credit Agreement, dated as of July 31, 1996, providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph as amended, modified, extended, renewed, replaced, restated, supplemented, restructured or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the Borrower and whose obligations are guaranteed by the Borrower thereunder or any increase in the amount borrowed) all, or any portion of, the Indebtedness under such agreement or any successor agreements; provided, that with respect to any agreement providing for the refinancing of Indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced shall be paid in full at the time of such refinancing, and all commitments under the refinanced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Banks shall have consented in writing to the refinancing Indebtedness being treated, along with their Indebtedness, as Indebtedness pursuant to the Credit Agreement, (ii) the refinancing Indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced (if such Credit Agreement is to remain outstanding) and (iii) a notice to the effect that the refinancing Indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Collateral Agent);

                  WHEREAS, the Borrower may from time to time enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with Bankers Trust Company in its individual capacity ("BTCo"), any Bank or a syndicate of financial institutions organized by BTCo or any such Bank, or an affiliate of BTCo or any such Bank (BTCo, any such Bank or Banks or affiliate or affiliates of BTCo or such Bank or Banks (even if BTCo or any such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) and any such institution that participates in such Interest Rate Protection Agreements or Other Hedging Agreements, and their subsequent successors and assigns, collectively, the "Other Creditors", and together with the Bank Creditors, the "Secured Creditors");

                  WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor will have, after execution and delivery thereof, jointly and severally guaranteed the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and each Interest Rate Protection Agreement or Other Hedging Agreement with one or more Other Creditors;

                  WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Interest Rate Protection Agreements or Other Hedging Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;


                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                   (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor owing to the Bank Creditors, now existing or hereafter incurred under, arising out of or in connection with any Credit Document to which such Pledgor is a party (including all such obligations and indebtedness under the Subsidiaries Guaranty if such Pledgor is a party) and the due performance and compliance by such Pledgor with the terms, conditions and agreements contained in each such Credit Document (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor owing to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, including, in the case of each Subsidiary Guarantor, all obligations under the Subsidiaries Guaranty, in each case, in respect of Interest Rate Protection Agreements or Other Hedging Agreements, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Interest Rate Protection Agreement or Other Hedging Agreement (all such obligations and indebtedness under this clause (ii) being herein collectively called the "Other Obligations");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral (as hereinafter defined);

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i), (ii) and (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement or any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Indemnitee to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations"; it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein: (i) the term "Stock" shall mean (x) with respect to corporations incorporated under the law of the United States or any State or territory thereof (each, a "Domestic Corporation), all of the issued and outstanding shares of stock of any corporation at any time owned by each Pledgor of any Domestic Corporation and all certificates and instruments evidencing the same and (y) with respect to corporations not Domestic Corporations (each, a "Foreign Corporation"), all of the issued and outstanding shares of stock at any time owned by each Pledgor of any Foreign Corporation and all certificates and instruments evidencing the same, provided that, except as provided in the last sentence of this Section 2, such Pledgor (to the extent that it is the Borrower or a Domestic Subsidiary of the Borrower) shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote; (ii) the term "Notes" shall mean (x) all Intercompany Notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor; and (iii) the term "Securities" shall mean all of the Stock and Notes. Each Pledgor represents and warrants that on the date hereof (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed on Annex A hereto;
(ii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender; (v) such Pledgor is the holder of record and sole beneficial owner of the Stock and Notes held by such Pledgor and there exist no options or preemptive rights in respect of any such Stock; and (vi) on the date hereof, such Pledgor owns no other Securities. To the extent provided in the Credit Agreement, the 65% limitation set forth in clause (i)(y) of this
Section 2 and in Section 3.2 hereof shall no longer be appli-cable and such Pledgor shall duly pledge and deliver to the Pledgee such of the Securities not theretofore required to be pledged hereunder.

                  3.  PLEDGE OF SECURITIES, ETC.

                  3.1. Pledge. To secure the Obligations and for the purposes set forth in Section 1, each Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral (as hereinafter defined) owned by the Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

                  3.2. Subsequently Acquired Securities. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, the Pledgor will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any of the Chairman of the Board, the Chief Financial Officer, the President, a Vice Chairman, any Vice President or the Treasurer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder. Subject to the last sentence of Section 2 hereof, no Pledgor (to the extent that it is the Borrower or a Domestic Subsidiary of the Borrower) shall be required at any time to pledge hereunder any Stock which is more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

                  3.3. Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Securities (whether or not now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8- 321 of the New York UCC, if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

                  3.4. Definition of Pledged Stock, Pledged Notes, Pledged Securities and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock," all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes," all of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities," which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral."

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities and to give consents, waivers or ratifications in respect thereof; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the position or interests of the Pledgee or any Secured Creditor. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the respective Pledgor. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                  (ii) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                 (iii) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral payable to such Pledgor under Section 6;

                  (ii) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

                   (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell (except as set forth in the proviso below) or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor.

Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto. Notwithstanding anything to the contrary contained herein, Pledgee shall give to the respective Pledgors three Business Days' prior notice of any foreclosure effected on any Pledged Securities of such Pledgor pursuant to the terms of this Agreement.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any Secured Creditor to any other or further action in any circumstances without demand or notice.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided in Section 7.4 of the Security Agreement.

                  (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee, each Secured Creditor and their respective successors, assigns, employees and agents (hereunder referred to individually as, an "Indemnitee" and, collectively, as "Indemnities") from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all costs and expenses, including attorneys' fees, growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (i) and (ii) above, for those arising from such Indemnitee's gross negligence or willful misconduct. In no event shall any Indemnitee hereunder be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgors under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements or Other Hedging Agreements and Letters of Credit and the payment of all other Obligations and notwithstanding the discharge thereof.

                  12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take such actions and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

                  13. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

                  14. TRANSFER BY PLEDGORS. Except for sales of Collateral permitted (i) prior to the date all Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated pursuant to the Credit

Agreement, and (ii) thereafter, pursuant to the other Secured Debt Agreements, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. (a) Each Pledgor represents, warrants and covenants that:

                   (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement;

                  (ii) it has full power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement;

                 (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles (regardless of whether enforcement is sought in equity or in law);

                  (iv) no consent of any other party (including, without limitation, any stockholder, member, limited or general partner or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

                   (v) the execution, delivery and performance of this Agreement does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or domestic or foreign governmental authority, or of the certificate of incorporation, certificate of formation or by-laws, as the case may be, of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any indenture, mortgage, lease, deed of trust, credit agreement, loan agreement, agreement or other instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                  (vi) all the shares of Stock have been duly and validly issued, are fully paid and nonassessable (other than pursuant to Section 630 of the New York Business Corporation Law, in the case of Stock of a Subsidiary that is a New York Corporation) and are subject to no options to purchase or similar rights;

                 (vii) each of the Pledged Notes constitute, or, when executed by the obligor thereof, will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms; and

                (viii) the pledge, assignment and delivery to the Pledgee of the Securities pursuant to this Agreement, creates a valid and perfected first security interest in such Securities and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Securities.

                  (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

                  (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

                  16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect (subject to the provisions of Section 18 hereof) without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any

Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of the Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to
Section 7, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note is outstanding (and all Loans have been paid in full), all Letters of Credit have been terminated, and all other Obligations then owing have been paid in full.

                  (b) In the event that any part of the Collateral is sold (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated, in connection with a sale permitted by Section 9.02 of the Credit Agreement (other than to the Borrower or a

Subsidiary thereof) or is otherwise released at the direction of the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement) or
(y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clause (x) and (y), and the proceeds of such sale or sales or from such release are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by its chief financial officer or another Authorized Officer stating that the release of the respective Collateral is permitted pursuant to Section 18(a) or (b). If requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel, which may be in-house counsel, reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 18.

                  19. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered by hand or overnight courier or mailed by certified mail, return receipt requested, postage prepaid, addressed:

                  (a) if to any Pledgor, at its address set forth opposite its signature below;

                  (b)  if to the Pledgee, at:

                           Bankers Trust Company
                           One Bankers Trust Plaza
                           New York, New York  10006
                           Attention:  Patricia Hogan
                           Telephone No.:  (212) 250-5175
                           Facsimile No.:  (212) 250-7218

                  (c) if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in the Credit Agreement; and

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly and adversely affected thereby and the Pledgee (with the written consent of (x) the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement) at all times prior to the time at which all Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated, and (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated; provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Bank Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Banks and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

                  21. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 18, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (and the prior written consent of the Required Banks or, to the extent required by Section 13.12 of the Credit Agreement, each of the Banks), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the Secured Creditors and their respective successors, transferees and assigns. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  22. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  23. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

                  24. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Subsidiary Guarantor have been limited as provided in the Subsidiaries Guaranty.

                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


Address

Tri-Parkway Corporate Park                   TRANSWORLD HOME
200 Schulz Drive                                HEALTHCARE, INC.,
Red Bank, New Jersey  07701                     as a Pledgor
Attn.:  Wayne A. Palladino
Telephone No.:       (908) 530-1144
Facsimile No.:       (908) 530-7389          By /s/ Wayne A. Palladino
                                               -----------------------
                                                Title: Senior Vice President


Tri-Parkway Corporate Park                   DERMAQUEST, INC.,
200 Schulz Drive                                as a Pledgor
Red Bank, New Jersey  07701
Attn.:  Wayne A. Palladino
Telephone No.:       (908) 530-1144          By /s/ Wayne A. Palladino
                                               -----------------------
Facsimile No.:       (908) 530-7389             Title: Vice President


Tri-Parkway Corporate Park                   MK DIABETIC SUPPORT
200 Schulz Drive                                SERVICES, INC.,
Red Bank, New Jersey  07701                     as a Pledgor
Attn.:  Wayne A. Palladino
Telephone No.:       (908) 530-1144
Facsimile No.:       (908) 530-7389          By /s/ Wayne A. Palladino
                                               -----------------------
                                                Title: Vice President


Tri-Parkway Corporate Park                   THE PROMPTCARE COMPANIES,
200 Schulz Drive                                INC.,
Red Bank, New Jersey  07701                     as a Pledgor
Attn.:  Wayne A. Palladino
Telephone No.:       (908) 530-1144
Facsimile No.:       (908) 530-7389          By /s/ Wayne A. Palladino
                                               -----------------------
                                                Title: Vice President

Tri-Parkway Corporate Park                         THE PROMPTCARE LUNG CENTER,
200 Schulz Drive                                      INC.,
Red Bank, New Jersey  07701                           as a Pledgor
Attn.:  Wayne A. Palladino
Telephone No.:       (908) 530-1144
Facsimile No.:       (908) 530-7389                By /s/ Wayne A. Palladino
                                                     -----------------------
                                                      Title: Vice President


Tri-Parkway Corporate Park                         STERI-PHARM, INC.,
200 Schulz Drive                                      as a Pledgor
Red Bank, New Jersey  07701
Attn.:  Wayne A. Palladino
Telephone No.:       (908) 530-1144                By /s/ Wayne A. Palladino
                                                     -----------------------
Facsimile No.:       (908) 530-7389                  Title: Vice President


Tri-Parkway Corporate Park                         TRANSWORLD NURSES, INC.,
200 Schulz Drive                                      as a Pledgor
Red Bank, New Jersey  07701
Attn.:  Wayne A. Palladino
Telephone No.:       (908) 530-1144                By /s/ Wayne A. Palladino
                                                     -----------------------
Facsimile No.:       (908) 530-7389                   Title: Vice President


Tri-Parkway Corporate Park                         RADAMERICA, INC.,
200 Schulz Drive                                      as a Pledgor
Red Bank, New Jersey  07701
Attn.:  Wayne A. Palladino
Telephone No.:       (908) 530-1144
Facsimile No.:       (908) 530-7389                By /s/ Wayne A. Palladino
                                                     -----------------------
                                                      Title: Vice President


Tri-Parkway Corporate Park                         RESPIFLOW, INC.,
200 Schulz Drive                                      as a Pledgor
Red Bank, New Jersey  07701
Attn.:  Wayne A. Palladino
Telephone No.:       (908) 530-1144                By /s/ Wayne A. Palladino
                                                     -----------------------
Facsimile No.:       (908) 530-7389                   Title: Vice President

                                                   BANKERS TRUST COMPANY,
                                                      as Pledgee


                                                   By /s/ Patricia Hogan
                                                      --------------------------
                                                      Title: Vice President